UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: March 13, 2017

DATE OF REPORT: March 17, 2017

DATE OF AMENDMENT: August 4, 2017

American Housing Income Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

34225 N. 27th Drive, Building 5, Phoenix, Arizona 85085

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This amendment on Form 8-K is being filed out of an abundance of caution. The Stock Exchange Agreement entered into between American Housing Income Trust, Inc., a Maryland corporation which has since converted to a Wyoming corporation and has changed its name to Corix Bioscience, Inc. (the “Company”) references, as an asset, a Farm Lease dated January 3, 2017 between IX Biotechnologies, Inc., a Wyoming corporation (“IXB”), as tenant, and the Washoe Indian Allotment/Winnemucca Indian Colony of Nevada (the “Washoe Indian Allotment”), as landlord.

The Farm Lease was signed by Michael Ogburn on behalf of IXB, which is now a wholly-owned subsidiary of the Company, and “Chief Bill Bills” on behalf of the Washoe Indian Allotment. Despite Mr. Bills being issued 1,500,000 shares of common stock in the Company as part of the Stock Exchange Agreement and receiving monetary compensation from the Company towards the Farm Lease, and despite months of the Farm Lease being posted on EDGAR, Mr. Bills now disputes the authenticity of the signature on the Farm Lease claiming it to be a forgery. Management believes they were reasonable to rely on Mr. Bills’ signature and apparent authority to enter into the Farm Lease; however, after conducting a reasonable investigation into the matter, which included speaking with the Washoe Indian Allotment who disclosed that Mr. Bills lacked authority to sign the Farm Lease, management has determined (until further conclusions can be drawn after additional investigations) to amend its prior disclosure regarding the Farm Lease clarifying that it is not binding on the Company and has no rights set forth therein.

In order to do so, the Company is repeating its prior disclosures relating back to the original filing, and removing the Farm Lease as an exhibit thereto. The Stock Exchange Agreement, however, will not be amended. The Company is exploring its options in cancelling out previously issued shares to Mr. Bills.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Martial Definitive Agreement

On March 1, 2017, American Housing Income Trust, Inc., a Maryland corporation (“AHIT” or the “Company”) entered into a Stock Exchange Agreement with IX Biotechnology, Inc., a Wyoming corporation (“IXB”). The Agreement, and all related appointments to the Board and creation of the Real Estate Committee, were subject to conditions precedent by both parties and due diligence in anticipation of closing, and was thus not definitive at the time of execution.  Furthermore, the Company submitted its Company-Action Related Notification Form with FINRA more than 10 days from the date of the change of control disclosed herein.

IXB aims to be the largest producer of certified organic cannabidol (“CBD”) oil in the United States, in a market that is growing at a rate of 700% annually and expected to be over $2 billion by 2020 according to Fortune Magazine. CBD is the part of the cannabis plant that typically is used for health reasons rather than recreational purposes. CBD products are either derived from industrial hemp plants or marijuana plants. IXB was developed as a joint venture combining several strategic partners, including the Shoshone, Battle Mountain and Washoe Indian tribes, as well as combing various concepts and industry-specific knowledge in commercial hemp and cannabis research and sales. These relationships enable IXB access to tribal lands for farming commercial hemp and cannabis, and will allow IXB to sell hemp and cannabis products in retail outlets on tribal lands. IXB will be a full integrated seed to shelf certified organic biotechnology company.

The Stock Exchange Agreement provides that the Company will issue 10,000,000 shares of its restricted common stock (“AHIT Stock”) in exchange for 10,000,000 shares of IXB’s issued and outstanding stock, which constitutes all of IXB’s issued and outstanding stock (the “IXB Stock”). As a result of the Stock Exchange Agreement the Company will become IXB’s sole shareholder, making IXB a subsidiary of the Company.

At the time the Stock Exchange Agreement was signed, there was no material relationship between the Company and IXB, nor any relation between the Company’s affiliates and IXB.

Closing of the Stock Purchase Agreement was subject to the following conditions: (1) the Company’s formation of a Real Estate Committee tasked with management of the Company’s real estate portfolio; (2) appointment of directors to serve on the Company’s Real Estate Committee; (3) the Board of Directors’ adoption of the Second Amended Bylaws formalizing the governance of the Real Estate Committee; (4) IXB’s redemption of all issued and outstanding IXB Stock from its shareholders, (5) IXB’s Board of Directors execution and delivery of all required board resolutions to close the Stock Exchange Agreement and delivery of the IXB Shares to the Company, (6) the Company’s execution of all board resolutions necessary to execute the Stock Exchange Agreement, and (7) at the Closing, the representations and warranties made by the parties in the Stock Exchange Agreement must be true and correct in all respects. The Stock Exchange Agreement is also subject to standard conditions precedent, including the Company and IXB performing their due diligence review of each companies’ financials and further negotiations. The Company processed its Company-Related Action Notification Form with the Financial Industry Regulatory Authority on March 1, 2017, which was approved on March 3, 2017.

In connection with the closing of the Stock Purchase Agreement, the Company and IXB entered into a Restrictive Covenant Agreement. The purpose of the Restrictive Covenant Agreement is to protect against the dissipation or disposition of assets contributed to IXB as a result of the merger, including IXB’s cannabidol-related biotechnologies and cannabidol-related assets. Pursuant to the Restrictive Covenant Agreement, the Company and IXB agrees that any disposition of the Company’s non-real estate assets, including IXB’s cannabidol-related assets and technologies, shall require a “super majority” vote of shareholders, defined as approval of 66% of the issued and outstanding shares entitled to vote on any measure related to the transfer, sale, or disposition of cannabidol-related assets or technologies, and/or real and personal property titled to AHIT or IXB.

All conditions precedent to the Closing were satisfied as of March 13, 2017. The Stock Exchange Agreement closed the same day. On March 13, 2017, the Company initiated a stock issuance of the Company’s restricted stock to IXB shareholders directly. The Company’s restricted stock was distributed to IXB shareholders on a pro rata basis reflecting their prior ownership in IXB. The Company intends on making the requisite financial disclosures within the time period required under Regulation S-X. The reader is directed to the exhibits herein for specific details associated with the transaction.

SECTION 5 – CORPORATE GOVERNMENT AND MANAGEMENT

Item 5.01.	Change in Control of Registrant

On March 13, 2017, the Company and IX Biotechnology, Inc. (“IXB”) closed on the Stock Exchange Agreement detailed in Item 1.01 and incorporated herein by reference. As a result, the Board of Directors believes there has been a change in control of the Company in that, as a result of the stock issuance to IXB shareholder, IXB’s shareholders will collectively hold more than 50% of the Company’s issued and outstanding shares, though no single IXB shareholder will individually hold more than 50% of the issued and outstanding shares. Prior to the Stock Exchange Agreement, no single individual or entity held or beneficially owned 50% or more of the Company’s issued and outstanding stock.

The Stock Exchange Agreement also initiated a restructuring of the Board of Directors. For more information, see Item 5.02 below. Furthermore, the disclosures herein set forth a synopsis of the transaction between the parties. The reader is directed to the exhibits herein for specific details associated with the transaction.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Sean Zarinegar from Chairman of Board of Directors

On March 1, 2017, Sean Zarinegar (“Zarinegar”) submitted his Notice of Resignation of Chairman of the Board and Officer to the Board of Directors for the Company. Zarinegar served as the Company’s Chairman of the Board of Directors, as well as the Company’s Chief Executive Officer/President and Chief Financial Officer/Treasurer. Zarinegar will remain on the Company’s Board of Directors as a director. Zarinegar’s resignation is effective ten (10) days after the submission of the Company-Related Action Notification Form with the Financial Industry Regulatory Authority (“FINRA”), conditional on the closing of the Stock Exchange Agreement with IXB. Zarinegar will remain on the Board of Directors as a director and a member of the Real Estate Committee (see Section 8).

Appointment of Michael Ogburn as Chairman of the Board of Directors, President, and Chief Financial Officer

On March 7, 2017 the Board of Directors executed the Action by Consent in Writing in Lieu of a Meeting of the Board of Directors for American Housing Income Trust, Inc. (the “Board Consent”), appointing Michael Ogburn (“Ogburn”) as Chairman of the Board of the Board of Directors, Chief Executive Officer/President, and Chief Financial Officer/Treasurer. Ogburn’s appointment was conditional upon the closing of the Stock Exchange Agreement between the Company and IXB.

Ogburn graduated from California State University with a B.S. in Agriculture Business. He then started Epic Wood Floors, Inc. (“EWF”), a company that manufacturing high end wood floors. EWF was sold in 2006. Ogburn then started Lightwave Capital, LLC (“Lightwave”), which facilitated mergers and acquisitions as well as funding on a short and long term basis. Lightwave worked closely with companies throughout a variety of transition to insure accurate financial information was being reported. In December 2015, Ogburn was appointed Chief Executive Officer of iBrands Corporation Inc. (“iBrands”), a publicly reporting company currently traded OTC. Obgurn will resign from his position at iBrands upon his acceptance of his appointments with the Company.

Appointment of Brian Werner to the Board of Directors

Brian Werner (“Werner”) was appointed to the Board of Directors by the aforementioned Board Consent on March 7, 2017, subject to the closing of the Stock Exchange Agreement.  Werner has over a decade of experience in residential mortgage loans, expertise that the Company hopes to utilize in its management of its properties.  He owns and operates BRW Financial, Inc., a company that originates residential mortgage loans with Omni Fund, Inc.  Werner previously worked as a mortgage consultant, and owned a marketing company from October 1990 through 2004.  Werner graduated from Linfield College in 1987 with a degree in finance.

Appointment of Joaquin Flores to the Board of Directors

Joaquin Flores (“Flores”) was the third director appointed to the Board of Directors as a result of the aforementioned Board Consent and closing of the Stock Exchange Agreement. Flores has significant experience in business development. Prior to his appointment on the Board of Directors, Flores served as a Business Development Executive for the Winnemucca Indian Colony of Nevada for nine years.

Appointment of Director Sean Zarinegar to the Real Estate Committee

Mr. Zarinegar brings more than twenty years of experience in operations, evaluation, investment and management of real estate assets and is responsible for new asset origination, evaluation, analysis and due diligence, as well as overall executive direction. Mr. Zarinegar brings investment experience to the company as well as experience having formed successful business partnerships and has acquired a talented team of experts necessary to support ongoing and future projects and opportunities. Mr. Zarinegar has been an active real estate investor in Arizona, Texas, and Nevada as well as Colorado and Southern California, and has been tasked by the Corporation in leading efforts to convert the Corporation to a Real Estate Investment Trust consistent with 26 USC § 856.

Mr. Zarinegar is focused on maximizing the tremendous opportunity in the Phoenix, Arizona real estate market. With the decades of experience behind him, along with a severely depressed real estate market, the opportunities are abundant. For the past five years, Mr. Zarinegar has served as the Managing Partner for Core Performance Realty, and related parties, Performance Realty and American Realty. Mr. Zarinegar incorporates by reference the prior disclosure regarding the cease and desist orders issued by the Kansas Securities Commission and Alabama Securities Commission.

Appointment of Director Les Gutierrez to the Real Estate Committee

Les F. Gutierrez (“Gutierrez”) was appointed to the Board of Directors on July 16, 2016 and was appointed to the Real Estate Committee on March 7, 2017. Gutierrez brings over 28 years’ experience in real estate and telecom projects with a wide range of experience in systems, operations, accounting, budgeting, marketing and finance. With respect to his real estate background, Gutierrez has experience in site acquisition, property acquisitions and zoning. Mr. Gutierrez is currently a Senior Site Acquisition Manager with a top 20 Engineering and Design Firm in the US, based in Albuquerque, New Mexico. His role on the Real Estate Committee will allow the Company to utilize Gutierrez’s real estate knowledge in the management of its real property assets.

Appointment of Director Kenneth Hedrick to the Real Estate Committee

Mr. Hedrick brings over 21 years of residential mortgage and banking experience to the board of American Housing Income Trust. He currently serves as Vice President of foreclosure, bankruptcy, and loss recovery for TCF National Bank in Michigan, a subsidiary of TCF Financial Corporation, a $19 billion Minnesota-based national bank holding company.

He began his career with TCF Bank right out of college, handling production, underwriting, and approval of residential and consumer loans. As he entered production management, his roles included customer financial analysis, compliance, and audit oversight. Since 2009, as an employee of TCF Bank, Mr. Hedrick has gained expertise through portfolio management in the areas of foreclosure, bankruptcy, loss recovery, collections, loss mitigation, REO, as well as oversight of legal matters as they relate to residential customers. In the world of increased regulatory oversight, Mr. Hedrick also brings a wealth of knowledge when it comes to interacting with, and responding to, regulators and auditors for issues ranging from operational practices to policy development and disaster recovery plans.

Mr. Hedrick is currently elected to his 2nd term on the Board of Education for the Avondale School District in Auburn Hills, Michigan. He has sat on this board since 2006, holding officer positions of Secretary and Treasurer, and currently serves as Board President. Mr. Hedrick holds a bachelor degree in business administration from Hope College, and currently resides in Bloomfield Hills, Michigan.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events

Amendments to the Bylaws and Formation of the Real Estate Committee

On March 1, 2017, the Board of Directors executed an Action by Consent in Writing in Lieu of a Meeting of the Board of Directors for American Housing Income Trust, Inc., authorizing the amendment of the Company’s Bylaws to create the Real Estate Committee.

On March 13, 2017, the Board of Directors adopted the Company’s Second Amended Bylaws, forming the Real Estate Committee (the “Committee”). The Committee will be charged with managing all business-related matters regarding the Company’s real estate holdings set forth in its Registration Statement on Form S-11, as amended, and any intellectual property associated with the real estate holdings and any real estate acquired by the Corporation (or rights in real estate) after effectiveness of the Registration Statement on Form S-11, as amended (hereinafter collectively referred to as the “Properties”). This includes management of the individual Properties and exclusive decision-making authority as it relates to the sale, refinance, exchange, or disposition of any Properties owned by the Company. The Committee shall have exclusive control over all bank accounts titled to American Realty Partners, LLC, an Arizona limited liability company (“ARP”), as well as ARP Borrower, LLC, ARP Borrower II, LLC, AHIT Valfre, LLP, and AHIT NM Properties, LLP.

The Committee shall appoint its directors, agents and contractors at its sole discretion. Committee members shall be responsible for all financial reporting to the Board of Directors in order to comply with federal and state securities laws and regulations. Committee members may not be removed by the Board of Directors at any time, however, the Board of Directors must approve by a majority vote compensation for Committee members, with the Board of Directors weaving any conflicts of interest.

Directors Sean Zarinegar, Kenneth Hedrick, and Les Gutierrez were appointed to serve as members of the Committee. The Company hereby incorporates by reference its Second Amended Bylaws, attached hereto.

Press Release Regarding Acquisition of IX Biotechnology

On March 14, 2017, American Housing Income Trust, Inc. (the “Company”) issued a press release titled “American Housing Income Trust Announces Acquisition of Cannabidol (CBD) Company IX Biotechnology.” The purpose of the release is to announce the acquisition of IXB Biotechnology, Inc. (“IXB”) and provide additional information regarding the purpose of the acquisition.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period ending	Exhibit	Filing date
3(ii).1	Second Amended Bylaws	X
9.1	Board Consent dated March 1, 2017	X
9.2	Board Consent dated March 7, 2017	X
10.1	Stock Exchange Agreement dated March 1, 2017 (IX Biotechnology, Inc.)	X
10.2	Restrictive Covenant Agreement dated March 1, 2017 (IX Biotechnology, Inc.)	X
99.1	Notice of Resignation as Chairman of the Board of Directors dated March 1, 2017	X
99.2	Acceptance of Appointment (Ogburn)	X
99.3	Acceptance of Appointment (Werner)	X
99.4	Acceptance of Appointment (Flores)	X
99.5	Press Release dated March 14, 2017	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American Housing Income Trust, Inc.

By:  /s/ Michael Ogburn

Name: Michael Ogburn

Title: Chief Executive Officer and President

Dated: August 4, 2017

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